Exhibit 10.1

COMMITMENT INCREASE AND JOINDER AGREEMENT

This COMMITMENT INCREASE AND JOINDER AGREEMENT (this “Agreement”) is made as of February 12, 2019, by and among (i) CENTURY COMMUNITIES, INC., a Delaware corporation (“Borrower”), (ii) the undersigned Guarantors, (iii) BMO HARRIS BANK N.A. (“BMO”), (iv) CIBC BANK USA (“CIBC”), (v) FLAGSTAR BANK, FSB, a federally chartered savings bank (“Flagstar”), (vi) LEGACYTEXAS BANK (“Legacy”), and (vii) TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent (“Administrative Agent”).

W I T N E S S E T H :

WHEREAS, Administrative Agent, Borrower and Lenders are parties to that certain Amended and Restated Credit Agreement (as amended, the “Credit Agreement”), dated June 5, 2018, which established a revolving line of credit in the maximum principal sum of $540,000,000.00 (the “Credit Facility”); and

WHEREAS, the Credit Facility Amount was increased from $540,000,000.00 to $590,000,000.00, pursuant to Section 2.10 of the Credit Agreement and that certain Joinder Agreement, dated June 28, 2018, by and among Administrative Agent, Borrower, the Guarantors and BMO; and

WHEREAS, Borrower desires to further increase the Credit Facility Amount from $590,000,000.00 to $640,000,000.00, pursuant to Section 2.10 of the Credit Agreement; and

WHEREAS, Borrower asked each Lender to increase its respective Commitment, and BMO, CIBC and Flagstar are willing to increase their respective Commitments, subject to the terms and conditions of this Agreement.

WHEREAS, Borrower asked Legacy to become a Lender, and Legacy is willing to become a Lender, and make a Commitment of up to $25,000,000.00, subject to the terms and conditions of this Agreement; and

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Administrative Agent, Borrower, the undersigned Guarantors, BMO, CIBC, Flagstar and Legacy hereby agree as follows:

1.           Definitions.  All terms used herein with initial capital letters, but not defined herein, shall have the meanings specified in the Credit Agreement.

2.           Joinder of LegacyTexas Bank.  Legacy agrees to assume, and does hereby assume, the obligations of a Lender under the Credit Agreement.  Legacy agrees to abide by and be bound by all of the terms of the Credit Agreement applicable to Lenders.  Accordingly, the Credit Agreement is hereby amended such that any and all references to the “Lenders” shall be deemed to refer to Legacy, as well as each of the parties that have previously been included within the meaning of such term.

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3.           Credit Facility Amount and Commitments.  Pursuant to Section 2.10 of the Credit Agreement:

(a)          the Credit Facility Amount is hereby increased from $590,000,000.00 to $640,000,000.00;

(b)          the aggregate amount of the Commitments is hereby increased from $590,000,000.00 to $640,000,000.00;

(c)          the amount of BMO’s Commitment is hereby increased from $50,000,000.00 to $60,000,000.00;

(d)          the amount of CIBC’s Commitment is hereby increased from $35,000,000.00 to $40,000,000.00;

(e)          the amount of Flagstar’s Commitment is hereby increased from $20,000,000.00 to $30,000,000.00; and

(f)           the amount of Legacy’s Commitment shall be $25,000,000.00.

The Increase Effective Date, as such term is used in Section 2.10(c) of the Credit Agreement, is the date of this Agreement.

4.           Additional Notes.  To evidence the increase in the Credit Facility Amount, contemporaneously with the execution and delivery of this Agreement, Borrower shall execute and deliver the following promissory notes, which promissory notes shall (i) be dated of even date with this Agreement, (ii) be substantially in the form of Exhibit E attached to the Credit Agreement, (iii) each be considered a Note, as defined in the Credit Agreement, in addition to all other Notes previously executed by Borrower in connection with the Credit Agreement:

(a)          Note in the principal sum of $25,000,000.00, payable to the order of Legacy;

(b)          Amended and Restated Note in the principal sum of $60,000,000.00, payable to the order of BMO;

(c)          Amended and Restated Note in the principal sum of $40,000,000.00, payable to the order of CIBC; and

(d)          Second Amended and Restated Note in the principal sum of $30,000,000.00, payable to the order of Flagstar.

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5.           Commitments and Applicable Percentages. As a result of (a) the increase in the Credit Facility Amount, (b) the addition of Legacy as a Lender, and (c) the increase in BMO’s, CIBC’s and Flagstar’s respective Commitments, Schedule 2.1 of the Credit Agreement is hereby revised and replaced in its entirety with Schedule 2.1 attached hereto, and Lenders’ respective Commitments and Applicable Percentages are revised as set forth therein.

6.           Increase Fee.  As consideration for the increase in the Credit Facility Amount, contemporaneously with the execution and delivery of this Agreement, Borrower shall pay to Administrative Agent, a non-refundable fee as described in Section 2.10(d) of the Credit Agreement, which fee shall be distributed to the applicable Lenders in accordance with the Credit Agreement.

7.           Bond Indenture.  Borrower represents and warrants to Administrative Agent and Lenders that (a) Borrower is not in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by Borrower of its obligations under the terms and provisions of the Bond Indenture, and (b) the transactions contemplated by this Agreement will not violate the terms and conditions of the Bond Indenture.

8.           Resolutions. Contemporaneously with the execution and delivery of this Agreement, Borrower shall deliver to Administrative Agent, a copy of resolutions duly adopted by Borrower, approving the transactions contemplated by this Agreement, and certified by an officer of Borrower to be a true and correct.

9.           Acknowledgment by Borrower.  Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Borrower or any third party to Administrative Agent and Lenders, as evidenced by the Loan Documents.  Borrower hereby acknowledges, agrees and represents that (i) Borrower is indebted to Lenders pursuant to the terms of the Notes; (ii) there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Loan Documents, and the other obligations created or evidenced by the Loan Documents; (iii) Borrower has no claims, offsets, defenses or counterclaims arising from any of Administrative Agent’s or Lenders’ acts or omissions with respect to the Loan Documents or Administrative Agent’s or Lenders’ performance under the Loan Documents; (iv) the representations and warranties of Borrower contained in the Loan Documents are true and correct as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date; (v) Borrower is not in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by Borrower of its obligations under the terms and provisions of the Loan Documents, and (vi) neither Administrative Agent nor Lenders are in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by Administrative Agent or Lenders of their respective obligations under the terms and provisions of the Loan Documents.  To the extent Borrower now has any claims, offsets, defenses or counterclaims against Administrative Agent or Lenders or the repayment of all or a portion of the Credit Facility, whether known or unknown, fixed or contingent, same are hereby forever irrevocably waived and released in their entirety.

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10.         No Waiver of Remedies.  Except as may be expressly set forth herein, nothing contained in this Agreement shall prejudice, act as, or be deemed to be a waiver of any right or remedy available to Administrative Agent or Lenders by reason of the occurrence or existence of any fact, circumstance or event constituting a default under the Loan Documents.

11.         Joinder of Guarantor.  By its execution hereof, each Guarantor hereby (i) acknowledges and consents to the terms and provisions hereof; (ii) ratifies and confirms the Guaranty, including all interest and costs of collection, to or for the benefit of Administrative Agent and Lenders; (iii) agrees that the Guaranty is and shall remain in full force and effect and that the terms and provisions of the Guaranty cover and pertain to the Credit Facility, Notes and other Loan Documents as modified hereby; (iv) acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of the Guaranty or the other obligations created and evidenced by the Guaranty; (v) certifies that the representations and warranties contained in the Guaranty remain true and correct representations and warranties of Guarantor as of the date hereof; and (vi) acknowledges that Administrative Agent and Lenders have satisfied and performed their covenants and obligations under the Guaranty and the other Loan Documents, and that no action or failure to act by or on behalf of, Administrative Agent or Lenders has or will give rise to any cause of action or other claim against Administrative Agent or Lenders for breach of the Guaranty or other Loan Documents or otherwise.

12.         Costs and Expenses.  Contemporaneously with the execution and delivery hereof, Borrower shall pay, or cause to be paid, all costs and expenses incident to the preparation, execution and recordation hereof and the consummation of the transaction contemplated hereby, including, but not limited to, reasonable fees and expenses of legal counsel to Administrative Agent.

13.         Additional Documentation.  From time to time, Borrower shall execute or procure and deliver to Administrative Agent such other and further documents and instruments evidencing, securing or pertaining to the Credit Facility or the Loan Documents as shall be reasonably requested by Administrative Agent so as to evidence or effect the terms and provisions hereof.

14.         Effectiveness of the Loan Documents.  Except as expressly modified by the terms and provisions hereof, each of the terms and provisions of the Loan Documents are hereby ratified and shall remain in full force and effect; provided, however, that any reference in any of the Loan Documents to the Credit Facility, the amount constituting the Credit Facility, any defined terms, or to any of the other Loan Documents shall be deemed, from and after the date hereof, to refer to the Credit Facility, the amount constituting the Credit Facility, defined terms and to such other Loan Documents, as modified hereby.

15.        Governing Law.  THE TERMS AND PROVISIONS HEREOF SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN.

16.        Time.  Time is of the essence in the performance of the covenants contained herein and in the Loan Documents.

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17.         Binding Agreement.  This Agreement shall be binding upon the  successors and assigns of the parties hereto; provided, however, the foregoing shall not be deemed or construed to (i) permit, sanction, authorize or condone the assignment of any rights, titles or interests in and to Borrower, or (ii) confer any right, title, benefit, cause of action or remedy upon any person or entity not a party hereto, which such party would not or did not otherwise possess.

18.         Headings.  The section headings hereof are inserted for convenience of reference only and shall in no way alter, amend, define or be used in the construction or interpretation of the text of such section.

19.         Construction.  Whenever the context hereof so requires, reference to the singular shall include the plural and likewise, the plural shall include the singular; words denoting gender shall be construed to mean the masculine, feminine or neuter, as appropriate; and specific enumeration shall not exclude the general, but shall be construed as cumulative of the general recitation.

20.         Severability.  If any clause or provision of this Agreement is or should ever be held to be illegal, invalid or unenforceable under any present or future law applicable to the terms hereof, then and in that event, it is the intention of the parties hereto that the remainder of this Agreement shall not be affected thereby, and that in lieu of each such clause or provision of this Agreement that is illegal, invalid or unenforceable, such clause or provision shall be judicially construed and interpreted to be as similar in substance and content to such illegal, invalid or unenforceable clause or provision, as the context thereof would reasonably suggest, so as to thereafter be legal, valid and enforceable.

21.         Counterparts.  To facilitate execution, this Agreement may be executed in as many counterparts as may be convenient or required.  It shall not be necessary that the signature and acknowledgment of, or on behalf of, each party, or that the signature and acknowledgment of all persons required to bind any party, appear on each counterpart.  All counterparts shall collectively constitute a single instrument.  It shall not be necessary in making proof of this Agreement to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto.  Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.  Delivery of a photocopy of an executed counterpart of this Agreement by electronic mail shall be equally as effective as delivery of an executed original counterpart.

22.         Notice of Final Agreement.  THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO OR THERETO.  THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO OR THERETO.  THE PROVISIONS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY BE AMENDED OR WAIVED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE RESPECTIVE PARTIES TO SUCH DOCUMENTS.

[The remainder of this page is intentionally left blank.  The signature pages follow.]

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EXECUTED to be effective as of the date first above written.

ADMINISTRATIVE AGENT:

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

By:	/s/ Alicia Ortiz
Name:	Alicia Ortiz
Title:	Vice President

COMMITMENT INCREASE AND JOINDER AGREEMENT – Administrative Agent’s Signature Page

LENDER:

BMO HARRIS BANK N.A.

By:	/s/ Scott W. Morris
Name:	Scott W. Morris
Title:	Director

COMMITMENT INCREASE AND JOINDER AGREEMENT - Lender’s Signature Page [BMO Harris Bank N.A.]

LENDER:

CIBC BANK USA

By:	/s/ Michael Olson
Name:	Michael Olson
Title:	Managing Director

COMMITMENT INCREASE AND JOINDER AGREEMENT - Lender’s Signature Page [CIBC Bank USA]

LENDER:

FLAGSTAR BANK, FSB, a federally chartered savings bank

By:	/s/ Philip Tenjillo
Name:	Philip Tenjillo
Title:	Vice President

COMMITMENT INCREASE AND JOINDER AGREEMENT - Lender’s Signature Page [Flagstar Bank, FSB]

LENDER:

LEGACYTEXAS BANK

By:	/s/ Kevin A. Delozier
Name:	Kevin A. Delozier
Title:	SVP

COMMITMENT INCREASE AND JOINDER AGREEMENT - Lender’s Signature Page [LegacyTexas Bank]

BORROWER:

CENTURY COMMUNITIES, INC., a Delaware corporation

By:	/s/ David Messenger
Name:	David Messenger
Title:	Chief Financial Officer

COMMITMENT INCREASE AND JOINDER AGREEMENT – Borrower’s Signature Page

GUARANTOR:

BMC REALTY ADVISORS, INC., a California corporation

By:	/s/ David Messenger
Name:	David Messenger
Title:	Authorized Signatory

AUGUSTA POINTE, LLC,
AVALON AT INVERNESS, LLC,
AVR A, LLC,
AVR B, LLC,
AVR C, LLC,
BEACON POINTE, LLC,
BLACKSTONE HOMES, LLC,
CC COMMUNITIES, LLC,
CCC HOLDINGS, LLC,
CCH HOMES, LLC,
CENTURY AT ANTHOLOGY, LLC,
CENTURY AT ASH MEADOWS, LLC,
CENTURY AT AUTUMN VALLEY RANCH, LLC,
CENTURY AT BEACON POINTE, LLC,
CENTURY AT BELLEVIEW PLACE, LLC,
CENTURY AT CALEY, LLC,
CENTURY AT CANDELAS, LLC,
CENTURY AT CAROUSEL FARMS, LLC,
CENTURY AT CASTLE PINES TOWN CENTER, LLC,
CENTURY AT CLAREMONT RANCH, LLC,
CENTURY AT COLLIERS HILL, LLC,
CENTURY AT COMPARK VILLAGE NORTH, LLC,
CENTURY AT COMPARK VILLAGE SOUTH, LLC,
CENTURY AT COYOTE CREEK, LLC,
CENTURY AT FOREST MEADOWS, LLC,
CENTURY AT HARVEST MEADOWS, LLC,
CENTURY AT LANDMARK, LLC,
CENTURY AT LITTLETON VILLAGE, LLC,
CENTURY AT LITTLETON VILLAGE II, LLC,
CENTURY AT LOR, LLC,
CENTURY AT LOWRY, LLC,
CENTURY AT MARVELLA, LLC,
CENTURY AT MAYFIELD, LLC,
CENTURY AT MIDTOWN, LLC,
CENTURY AT MILLENNIUM, LLC,

COMMITMENT INCREASE AND JOINDER AGREEMENT – Guarantor’s Signature Page 1 of 5

CENTURY AT MURPHY CREEK, LLC,
CENTURY AT OAK STREET, LLC,
CENTURY AT OBSERVATORY HEIGHTS, LLC,
CENTURY AT OUTLOOK, LLC,
CENTURY AT PEARSON GROVE, LLC,
CENTURY AT SALISBURY HEIGHTS, LLC,
CENTURY AT SOUTHSHORE, LLC,
CENTURY AT SPRING VALLEY RANCH, LLC,
CENTURY AT TANGLEWOOD, LLC,
CENTURY AT TERRAIN, LLC,
CENTURY AT THE GROVE, LLC,
CENTURY AT THE HEIGHTS, LLC,
CENTURY AT THE MEADOWS, LLC,
CENTURY AT VISTA RIDGE, LLC,
CENTURY AT WILDGRASS, LLC,
CENTURY AT WOLF RANCH, LLC,
CENTURY AT WYNDHAM HILL, LLC,
CENTURY CITY, LLC,
CENTURY COMMUNITIES OF GEORGIA, LLC,
CENTURY COMMUNITIES SOUTHEAST, LLC,
CENTURY GROUP LLC,
CENTURY LAND HOLDINGS, LLC,
CENTURY LAND HOLDINGS II, LLC,
CENTURY LAND HOLDINGS OF TEXAS, LLC,
CENTURY TOWNHOMES AT CANDELAS, LLC,
CHERRY HILL PARK, LLC,
COTTAGES AT WILLOW PARK, LLC,
CROWN HILL, LLC,
ENCLAVE AT BOYD PONDS, LLC,
ENCLAVE AT CHERRY CREEK, LLC,
ENCLAVE AT PINE GROVE, LLC,
ESTATES AT CHATFIELD FARMS, LLC,
HEARTH AT OAK MEADOWS, LLC,
HOMETOWN, LLC,
HOMETOWN SOUTH, LLC,
HORIZON BUILDING SERVICES, LLC,
LAKEVIEW FORT COLLINS, LLC,
MADISON ESTATES, LLC,
MERIDIAN RANCH, LLC,
MONTECITO AT RIDGEGATE, LLC,
PARK 5TH AVENUE DEVELOPMENT CO., LLC,
PRESERVE AT BRIARGATE, LLC,
RESERVE AT HIGHPOINTE ESTATES, LLC,
RESERVE AT THE MEADOWS, LLC,
SADDLEBACK HEIGHTS, LLC,
SADDLE ROCK GOLF, LLC,
STETSON RIDGE HOMES, LLC,
THE RETREAT AT RIDGEGATE, LLC,
THE VISTAS AT NOR’WOOD, LLC,
VENUE AT ARISTA, LLC,

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VERONA ESTATES, LLC,
VILLAS AT MURPHY CREEK, LLC,
WATERSIDE AT HIGHLAND PARK, LLC,
WESTOWN CONDOMINIUMS, LLC,
WESTOWN TOWNHOMES, LLC, and
WILDGRASS, LLC,
all Colorado limited liability companies

By:	/s/ David Messenger
Name:	David Messenger
Title:	Authorized Signatory

BENCHMARK BUILDERS NORTH CAROLINA, LLC,
BENCHMARK COMMUNITIES, LLC,
BMC EAST GARRISON, LLC,
BMC EG BLUFFS, LLC,
BMC EG BUNGALOW, LLC,
BMC EG COURTYARDS, LLC,
BMC EG GARDEN, LLC,
BMC EG GROVE, LLC,
BMC EG TOWNS, LLC,
BMC EG VILLAGE, LLC,
BMC MEADOWOOD II, LLC,
BMC PINE RIDGE, LLC,
BMC PROMISE WAY, LLC,
BMC RANCHO ETIWANDA, LLC,
BMC RED HAWK, LLC,
BMC ROSEMEAD, LLC,
BMC SAGEWOOD, LLC,
BMC SHIELDS LOCAN, LLC,
BMC TOUCHSTONE, LLC,
BMCH CALIFORNIA, LLC,
BMCH NORTH CAROLINA, LLC,
BMCH TENNESSEE, LLC,
BMCH WASHINGTON, LLC,
CENTURY COMMUNITIES OF CALIFORNIA, LLC, CENTURY COMMUNITIES OF NEVADA, LLC,
CENTURY COMMUNITIES OF NORTH CAROLINA, LLC,
CENTURY COMMUNITIES OF SOUTH CAROLINA, LLC,
CENTURY COMMUNITIES OF TENNESSEE, LLC,
CENTURY COMMUNITIES OF WASHINGTON, LLC,
CENTURY RHODES RANCH GC, LLC,
CENTURY TUSCANY GC, LLC,
NEIGHBORHOOD ASSOCIATIONS GROUP, LLC,
UCP, LLC,

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UCP BARCLAY III, LLC,
UCP EAST GARRISON, LLC,
UCP HILLCREST HOLLISTER, LLC,
UCP KERMAN, LLC,
UCP MEADOWOOD III, LLC,
UCP SAGEWOOD, LLC,
UCP SANTA ANA HOLLISTER, LLC,
UCP SOLEDAD, LLC,
UCP TAPESTRY, LLC, and
UCP QUAIL RUN, LLC,
all Delaware limited liability companies

By:	/s/ David Messenger
Name:	David Messenger
Title:	Authorized Signatory

CASA ACQUISITION CORP., a Delaware corporation

By:	/s/ David Messenger
Name:	David Messenger
Title:	Authorized Signatory

CCG CONSTRUCTORS LLC, and CCG REALTY GROUP LLC, all Georgia limited liability companies

By:	/s/ David Messenger
Name:	David Messenger
Title:	Authorized Signatory

CENTURY COMMUNITIES OF NEVADA REALTY, LLC, a Nevada limited liability company

By:	/s/ David Messenger
Name:	David Messenger
Title:	Authorized Signatory

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CENTURY COMMUNITIES OF UTAH, LLC, and CENTURY LAND HOLDINGS OF UTAH, LLC, all Utah limited liability companies

By:	/s/ David Messenger
Name:	David Messenger
Title:	Authorized Signatory

SWMJ CONSTRUCTION, INC., a Texas corporation

By:	/s/ David Messenger
Name:	David Messenger
Title:	Vice President

COMMITMENT INCREASE AND JOINDER AGREEMENT – Guarantor’s Signature Page 5 of 5

SCHEDULE 2.1

Commitments and Applicable Percentages

Lender	Commitment	Applicable Percentage
Texas Capital Bank, National Association	$75,000,000.00	11.718750000000%
Bank of America, N.A.	$75,000.000.00	11.718750000000%
Fifth Third Bank	$75,000.000.00	11.718750000000%
U.S. Bank National Association	$75,000.000.00	11.718750000000%
BMO Harris Bank N.A.	$60,000.000.00	9.375000000000%
JPMorgan Chase Bank, N.A.	$55,000.000.00	8.593750000000%
Compass Bank	$50,000.000.00	7.812500000000%
CIBC Bank USA	$40,000.000.00	6.250000000000%
Citibank, N.A.	$40,000.000.00	6.250000000000%
ZB, N.A. dba Vectra Bank Colorado	$40,000.000.00	6.250000000000%
Flagstar Bank, FSB	$30,000.000.00	4.687500000000%
LegacyTexas Bank	$25,000.000.00	3.906250000000%
Total:	$640,000,000.00	100.000000000000%

SCHEDULE 2.1 – Commitments and Applicable Percentages – Solo Page